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                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


                        MAY 6, 2004

                      MAIL-WELL, INC.
   (Exact Name of Registrant as Specified in its Charter)

                          COLORADO
       (State or Other Jurisdiction of Incorporation)

             1-12551                         84-1250533
        (Commission File Number)           (IRS Employer
                                       Identification Number)

       8310 S. VALLEY HWY. #400, ENGLEWOOD, CO  80112
   (Address of principal executive offices)   (Zip Code)

                        303-790-8023
    (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.


Please see the script of the company's investor conference call held May 3, 2004, attached hereto as Exhibit 99.1.




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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Mail-Well, Inc.
                            ------------------------------
                            (Registrant)

                            By: /s/ Michel P. Salbaing
                                --------------------------
                                Michel P. Salbaing
                                Sr. Vice President and CFO
Date:   May 6, 2004